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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                            ___________________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):  JULY 28, 2004

                            LIBERTY MEDIA CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

                                  DELAWARE
              (State or Other Jurisdiction of Incorporation)

         0-20421                                          84-1288730
(Commission File Number)                    (I.R.S. Employer Identification No.)

                                12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
         (Address of principal executive offices, including zip code)

     Registrant's telephone number, including area code: (720) 875-5400






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ITEM 9.  REGULATION FD DISCLOSURE

This Form 8-K and the Press Release attached hereto as an Exhibit 99.1 are being furnished to the SEC under Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.




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                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2004

                                             LIBERTY MEDIA CORPORATION


                                            By:  /s/ Christopher W. Shean
                                                 ------------------------
                                                 Name:  Christopher W. Shean
                                                 Title: Senior Vice President
                                                          and Controller